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Exhibit 10.7

Promissory Note Dated November 7, 2000

    All certificates evidencing the Lender's interests in the Note and underlying Shares shall bear the following legend, to which this Agreement is also subject: "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS, AND THE TRANSFER THEREOF IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT";

    All certificates evidencing the Lender's Note shall also bear the following legend: "THIS NOTE AND ANY SHARES TO BE ISSUED UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE ACT, AND THIS NOTE MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. EACH PERSON EXERCISING THIS NOTE WILL BE REQUIRED TO GIVE: (A) WRITTEN CERTIFICATION THAT IT IS NOT A U.S. PERSON AND THE NOTE IS NOT BEING EXERCISED ON BEHALF OF A U.S. PERSON; OR (B) A WRITTEN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE NOTE AND THE SECURITIES DELIVERED UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE ACT OR ARE EXEMPT FROM REGISTRATION THEREUNDER."

PROMISSORY NOTE

AMOUNT: USD 255,684.93	DATE: 7TH November, 2000

    FOR VALUE RECEIVED, Dicom Imaging Systems, Inc. [the "Borrower"] hereby promises to pay on or before 6th May, 2001 [the "Maturity Date"] to Torchmark Holdings Ltd. [the "Lender"] the sum of USD255,684.93 (two hundred and fifty five thousand six hundred and eighty four point nine three United States Dollars) [the "Principal Sum"], at such address as the Lender may direct in writing, together with interest on the unpaid Principal Sum, both before and after demand, default and judgment on all amounts from time to time outstanding in respect of the Principal Sum at the rate per annum equal to 10% (ten per cent), calculated and compounded monthly, not in advance.

    The Borrower hereby waives presentment for payment, demand, protest, notice of nonpayment, and any and all lack of diligence or delays in collection or enforcement hereof.

    The Lender shall have the right, at its option, at any time and from time to time, and in any event before 6th May 2001 or the date on which the unpaid Principal Sum and any accrued interest are paid in full by the Borrower, to convert, subject to the terms and provisions under this Note, all or any part of the unpaid Principal Sum into fully paid and non-assessable common shares of the Company [the "Shares"] as constituted on the date hereof (subject to adjustment herein set out) at the conversion rate of the unpaid Principal Sum divided by 90% of the market price of the shares at the date of the signing of this agreement upon presentation of this Note on any Business Day, accompanied by a written notice ["the Notice"] in the form attached exercising the right to convert (completed to indicate the amount of the unpaid Principal Sum that is to be converted) to the Borrower. For the purposes hereof, "Business Day" means any day except Saturday, Sunday or a statutory holiday.

    As promptly as practicable after presentation of this Note and the Notice by the Lender to the Borrower, the Borrower shall deliver or cause to be delivered to the Lender certificates representing the number of fully paid and non-assessable Shares to which this Note is to be converted in accordance with the provisions under this Note. Such conversion shall be deemed to have been made at the close of business on the date that such Note and Notice shall have been so presented for conversion, so that the rights and remedies of the Lender with respect to this Note to the extent that they relate to the amount of the unpaid Principal Sum being converted shall cease at such time, and upon such conversion of this Note, the Lender shall be treated for all purposes as having become the registered holder of such number of Shares at such time as results from the application of the Conversion Rate. In the event that the unpaid Principal sum is not converted in its entirety, such amount of the unpaid Principal Sum not converted shall be evidenced by a new Note and delivered to the Lender as promptly as practicable.

    If the Borrower shall subdivide or change the Shares into a greater number of Shares or shall issue in exchange for such Shares a greater number of Shares, then from and after the effective date of such subdivision, change or exchange of Shares, the Conversion Rate shall be increased in proportion to the increase in the number of outstanding Shares resulting from such subdivision, change or exchange. If the Borrower shall reduce the number of Shares by combination or consolidation of Shares or shall issue in exchange for its outstanding shares a smaller amount of Shares, then from and after the effective date of such combination, consolidation or exchange of Shares the Conversion Rate shall be decreased in proportion to the decrease in the number of the outstanding Shares resulting from such combination, consolidation or exchange of Shares.

    If the Borrower shall declare and pay a stock dividend upon the Shares (or a dividend payable at the option of the respective holders either in Shares or cash), from and after the payment date of such dividend, the Conversion Rate shall be increased in proportion to the increase in the number of outstanding Shares resulting from such dividend.

    No fractional Shares shall be issued upon any conversion of this Note. Accrued interest on this Note shall not be convertible into Shares. Any accrued interest shall be paid to the Lender in cash at the time of conversion.

    The Borrower shall allot and keep available for issue, as fully paid and non-assessable, such number of Shares to be issued upon conversion of this Note.

    As consideration for the execution of this Note, the Borrower agrees to grant to the Lender the right to purchase that number of shares of the Borrower's common stock equal to thirty percent of the original principal amount due under this Note divided by the 10 day trailing average stock price of the Borrower's common stock as quoted on the OTC Bulletin Board or the NASDAQ small cap exchange. Such Warrants shall be issued by the Borrower within 10 days of the date hereof and shall be in form reasonably acceptable to Lender. Such Warrants shall have piggyback registration rights as further described in the Warrant Agreement.

    The Lender acknowledges that this Note and any Shares which may be issued on the conversion of this Note have not been registered under the United States Securities Act of 1993, as amended (the "1933 Act") or the securities laws of any state of the United States and this Note may not be transferred to or converted in the United States or by or on behalf of any US Person unless such Note and Shares are registered under the 1933 Act and applicable State securities laws or unless an exemption from registration is available.

    This Note shall be interpreted in accordance with the Laws of the Turks & Caicos Islands.

DICOM IMAGING SYSTEMS, INC.
VALUE RECEIVED	)
Signed, sealed and delivered	)
in the presence of	)
TORCHMARK HOLDINGS LTD.
ACKNOWLEDGEMENT
) Signed, sealed and delivered
) in the presence of
)
)
)

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  Exhibit 10.7